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                                                                       EXHIBIT 1


                             JOINT FILING AGREEMENT



         In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of Align-Rite International, Inc. and further agree that this Joint Filing Agreement be included as an exhibit to such joint filing. In evidence thereof, the undersigned hereby execute this Agreement this October 10, 1999. The Schedule 13D may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such parts taken together will constitute a part of this Schedule.


                                       /s/ JAMES L. MAC DONALD
                                       ----------------------------------------
                                       JAMES L. MAC DONALD


                                       /s/ JAMES L. MAC DONALD
                                       ----------------------------------------
                                       JAMES L. MAC DONALD, as Joint Tenant of
                                       18,000 shares of Common Stock


                                       /s/ ROBIN A. MAC DONALD
                                       ----------------------------------------
                                       ROBIN A. MAC DONALD, as Joint Tenant of
                                       18,000 shares of Common Stock


                                       /s/ JAMES L. MAC DONALD, JR.
                                       ----------------------------------------
                                       JAMES L. MAC DONALD, Jr. as Trustee under
                                       the Trust Agreement, dated November 17,
                                       1983, for the Mac Donald Family Trust


                                       /s/ ROBIN A. MAC DONALD
                                       ----------------------------------------
                                       ROBIN A. MAC DONALD, as Trustee under
                                       the Trust Agreement, dated November 17,
                                       1983, for the Mac Donald Family Trust